Fair Value of Above/Below Market Acquired Time Charters and Gain/Loss on Time Charter Agreement Termination - Future Amortization (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Estimated aggregate amortization expense of the above market acquired time charters
December 31, 2013	$ 6,352
December 31, 2014	5,080
December 31, 2015	2,898
Total	$ 14,330	$ 20,699
Amortization weighted-average period	2 years 4 months 24 days